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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                ----------------


                        FOCAL COMMUNICATIONS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


               Delaware                                  36-4167094
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

        200 North LaSalle Street
               Suite 1100
            Chicago, Illinois                              60601
(Address of Principal Executive Offices)                 (Zip Code)



If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to 12(b) of the                   pursuant to Section 12(g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), please check the following          A.(d), please check the following
box. [_]                                   box. [_]

Securities Act registration statement file number to which this form relates:
333-77995
-----------------------
(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                 Name of Each Exchange on Which
         to be so Registered                 Each Class is to be Registered
         -------------------                 ------------------------------

None
--------------------------------------   ---------------------------------------

--------------------------------------   ---------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.01 par value per share
--------------------------------------------------------------------------------
                               (Title of Class)


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Item 1. Description of Registrant's Securities To Be Registered
------- -------------------------------------------------------

          The information required by this item is set forth under the caption "Description of Capital Stock" in the Registration Statement on Form S-1 (No. 333-77995) of Focal Communications Corporation, a Delaware corporation (the "Company"), as filed with the Securities and Exchange Commission (the "Commission") on May 7, 1999, as amended by Amendment No. 1 to Registration Statement on Form S-1 (No. 333-77995) filed with the Commission on June 7, 1999, Amendment No. 2 to Registration Statement on Form S-1 (No. 333-77995) filed with the Commission on July 6, 1999 and Amendment No. 3 to Registration Statement on Form S-1 (No. 333-77995) filed with the Commission on July 23, 1999 (as so amended, the "S-1"). Any prospectus related to the S-1 and subsequently filed by the Company pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed to be incorporated herein.


Item 2. Exhibits
------- --------

3.1   Certificate of Incorporation. (Incorporated by reference to Exhibit No.
      3.1 of the Company's Registration Statement on Form S-4 (No. 333-49397) originally filed with the Commission on August 13, 1998 (the "S-4"))

3.2 Amendment to Certificate of Incorporation. (Incorporated by reference to Exhibit No. 3.2 to the Company's Annual Report on Form 10-K for year ended December 31, 1998 originally filed with the Commission on March 31, 1998 (the "1998 10-K"))

3.3 Form of Amended and Restated Certificate of Incorporation. (Incorporated by reference to Exhibit 3.3 of the S-1)

3.4   By-Laws. (Incorporated by reference to Exhibit No. 3.2 of the S-4)

3.5   Form of Amended and Restated By-Laws. (Incorporated by reference to
      Exhibit 3.5 of the S-1)

4.1 Indenture with Harris Trust and Savings Bank, dated February 18, 1998. (Incorporated by reference to Exhibit No. 4.1 of the S-4)

4.2 Initial Global 12.125% Senior Discount Note Due February 15, 2008, dated February 18, 1998. (Incorporated by reference to Exhibit No. 4.2 of the S-4)

4.3 Stock Purchase Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor, Jr., dated November 27, 1996. (Incorporated by reference to Exhibit No. 4.5 of the S-4)

4.4 Amendment No. 1 to Stock Purchase Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor, Jr., dated January 23, 1998. (Incorporated by reference to Exhibit No. 4.6 of the S-4)

4.5 Amendment No. 2 to Stock Purchase Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of August 21, 1998. (Incorporated by reference to Exhibit No. 4.8 to the Company's Quarterly Report on Form 10-Q for the period ending September 30, 1998, originally filed with the Commission on November 16, 1998 (the "3rd Quarter 1998 10-Q"))

4.6 Vesting Agreement with Madison Dearborn Capital Partners, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of November 27, 1996. (Incorporated by reference to Exhibit No. 4.1 of the 3rd Quarter 1998 10-Q)

4.7 Vesting Agreement with Frontenac VI, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of November 27, 1996. (Incorporated by reference to Exhibit No. 4.2 of the 3rd Quarter 1998 10-Q)

4.8 Vesting Agreement with Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of November 27, 1996. (Incorporated by reference to Exhibit No. 4.3 of the 3rd Quarter 1998 10-Q)

4.9 Amendment No. 1 to Vesting Agreement and Consent as of August 21, 1998, between Focal Communications Corporation with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures Ill, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of August 21, 1998. (Incorporated by reference to Exhibit No. 4.4 of the 3rd Quarter 1998 10-Q)

4.10 Amendment No. 1 to Vesting Agreement and Consent as of August 21, 1998, between Focal Communications Corporation with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of August 21, 1998. (Incorporated by reference to Exhibit No. 4.5 of the 3rd Quarter 1998 10-Q)

4.11 Amendment No. 1 to Vesting Agreement and Consent as of August 21, 1998, between Focal Communications Corporation with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of August 21, 1998. (Incorporated by reference to Exhibit No. 4.6 of the 3rd Quarter 1998 10-Q)

4.12 Form of Restricted Stock Agreement, dated September 30, 1998 between Focal Communications Corporation and each of Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor, Jr. (Incorporated by reference to Exhibit No. 4.7 of the 3rd Quarter 1998 10-Q)

4.13 Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor, Jr., dated November 27, 1996. (Incorporated by reference to Exhibit No. 4.11 of the S-4)

4.14 Amendment No. 1 to Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of July 7, 1998. (Incorporated by reference to Exhibit No. 4.9 of the 3rd Quarter 1998 10-Q)

4.15 Amendment No. 2 to Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of August 21, 1998. (Incorporated by reference to Exhibit No. 4.10 of the 3rd Quarter 1998 10-Q)

4.16 Amendment No. 3 to Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor, Jr., dated February 16, 1999. (Incorporated by reference to Exhibit No. 4.16 to the 1998 10-K)

4.17 Amendment No. 4 to Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of May 21, 1999. (Incorporated by reference to Exhibit 4.27 of the S-1)

4.18 Executive Stock Agreement and Employment Agreement with Brian F. Addy, dated November 27, 1996. (Incorporated by reference to Exhibit No. 4.12 of the S-4)

4.19 Executive Stock Agreement and Employment Agreement with John R. Barnicle, dated November 27,1996. (Incorporated by reference to Exhibit No. 4.13 of the S-4)

4.20 Executive Stock Agreement and Employment Agreement with Joseph A. Beatty, dated November 27, 1996. (Incorporated by reference to Exhibit No. 4.14 of the S-4)

4.21 Executive Stock Agreement and Employment Agreement with Robert C. Taylor, Jr., dated November 27, 1996. (Incorporated by reference to Exhibit No.
      4.15 of the S-4)

4.22  Amendment No. 1 to Executive Employment Agreement and Consent with Brian
      F. Addy, dated as of August 21, 1998. (Incorporated by reference to Exhibit No. 4.11 of the 3rd Quarter 1998 10-Q)

4.23 Amendment No. 1 to Executive Employment Agreement and Consent with John R. Barnicle, dated as of August 21, 1998. (Incorporated by reference to Exhibit No. 4.12 of the 3rd Quarter 1998 10-Q)

4.24 Amendment No. 1 to Executive Employment Agreement and Consent with Joseph Beatty, dated as of August 21, 1998. (Incorporated by reference to Exhibit No. 4.13 of the 3rd Quarter 1998 10-Q)

4.25  Amendment No. 1 to Executive Employment Agreement and Consent with Robert
      C. Taylor. Jr., dated as of August 21, 1998. (Incorporated by reference to Exhibit No. 4.14 of the 3rd Quarter 1998 10-Q)

4.26 Registration Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor, Jr., dated November 27, 1996. (Incorporated by reference to Exhibit No. 4.16 of the S-4)

4.27 Amendment No. 1 to Registration Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of August 21, 1998. (Incorporated by reference to Exhibit No. 4.15 of the 3rd Quarter 1998 10-Q)

                                   SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                            FOCAL COMMUNICATIONS CORPORATION



DATE: July 26, 1999                     By: /s/ Renee M. Martin
                                            -----------------------------
                                                Renee M. Martin
                                                Senior Vice President,
                                                General Counsel and Secretary

                               INDEX TO EXHIBITS


Exhibit
Number   Exhibit Description                                           Location
-----    -------------------                                           --------
3.1      Certificate of Incorporation.  (Incorporated by reference     Incorporated by Reference
         to Exhibit No. 3.1 of the Company's Registration
         Statement on Form S-4 (No. 333-49397) originally filed
         with the Commission on August 13, 1998 (the "S-4"))

3.2      Amendment to Certificate of Incorporation.                    Incorporated by Reference
         (Incorporated by reference to Exhibit No. 3.2 to the
         Company's Annual Report on Form 10-K for year ended
         December 31, 1998 originally filed with the
         Commission on March 31, 1998 (the "1998 10-K"))

3.3      Form of Amended and Restated Certificate of                   Incorporated by Reference
         Incorporation.  (Incorporated by reference to Exhibit 3.3
         of the S-1)

3.4      By-Laws.  (Incorporated by reference to Exhibit No. 3.2       Incorporated by Reference
         of the S-4)

3.5      Form of Amended and Restated By-Laws.                         Incorporated by Reference
         (Incorporated by reference to Exhibit 3.5 of the S-1)

4.1      Indenture with Harris Trust and Savings Bank, dated           Incorporated by Reference
         February 18, 1998.  (Incorporated by reference to
         Exhibit No. 4.1 of the S-4)

4.2      Initial Global 12.125% Senior Discount Note Due               Incorporated by Reference
         February 15, 2008, dated February 18, 1998.
         (Incorporated by reference to Exhibit No. 4.2 of the S-4)

4.3      Stock Purchase Agreement with Madison Dearborn                Incorporated by Reference
         Capital Partners, L.P., Frontenac VI, L.P., Battery
         Ventures III, L.P., Brian F. Addy, John R. Barnicle,
         Joseph Beatty, and Robert C. Taylor, Jr., dated
         November 27, 1996.  (Incorporated by reference to
         Exhibit No. 4.5 of the S-4)

4.4      Amendment No. 1 to Stock Purchase Agreement with              Incorporated by Reference
         Madison Dearborn Capital Partners, L.P., Frontenac VI,
         L.P., Battery Ventures III, L.P., Brian F. Addy, John R.
         Barnicle, Joseph Beatty, and Robert C. Taylor, Jr., dated
         January 23, 1998.  (Incorporated by reference to Exhibit
         No. 4.6 of the S-4)

                                       6
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

Exhibit
Number   Exhibit Description                                           Location
-----    -------------------                                           --------

4.5      Amendment No. 2 to Stock Purchase Agreement with              Incorporated by Reference
         Madison Dearborn Capital Partners, L.P., Frontenac VI,
         L.P., Battery Ventures III, L.P., Brian F. Addy, John R.
         Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated
         as of August 21, 1998.  (Incorporated by reference to
         Exhibit No. 4.8 to the Company's Quarterly Report on
         Form 10-Q for the period ending September 30, 1998,
         originally filed with the Commission on November 16,
         1998 (the "3rd Quarter 1998 10-Q"))

4.6      Vesting Agreement with Madison Dearborn Capital               Incorporated by Reference
         Partners, L.P., Brian F. Addy, John R. Barnicle, Joseph
         Beatty and Robert C. Taylor, Jr., dated as of November
         27, 1996.  (Incorporated by reference to Exhibit No. 4.1
         of the 3rd Quarter 1998 10-Q)

4.7      Vesting Agreement with Frontenac VI, L.P., Brian F.           Incorporated by Reference
         Addy, John R. Barnicle, Joseph Beatty and Robert C.
         Taylor, Jr., dated as of November 27, 1996.
         (Incorporated by reference to Exhibit No. 4.2 of the 3rd
         Quarter 1998 10-Q)

4.8      Vesting Agreement with Battery Ventures III, L.P.,            Incorporated by Reference
         Brian F. Addy, John R. Barnicle, Joseph Beatty and
         Robert C. Taylor, Jr., dated as of November 27, 1996.
         (Incorporated by reference to Exhibit No. 4.3 of the 3rd
         Quarter 1998 10-Q)

4.9      Amendment No. 1 to Vesting Agreement and Consent              Incorporated by Reference
         as of August 21, 1998, between Focal Communications
         Corporation with Madison Dearborn Capital Partners,
         L.P., Frontenac VI, L.P., Battery Ventures Ill, L.P.,
         Brian F. Addy, John R. Barnicle, Joseph Beatty and
         Robert C. Taylor, Jr., dated as of August 21, 1998.
         (Incorporated by reference to Exhibit No. 4.4 of the 3rd
         Quarter 1998 10-Q)

4.10     Amendment No. 1 to Vesting Agreement and Consent              Incorporated by Reference
         as of August 21, 1998, between Focal Communications
         Corporation with Madison Dearborn Capital Partners,
         L.P., Frontenac VI, L.P., Battery Ventures III, L.P.,
         Brian F. Addy, John R. Barnicle, Joseph Beatty and
         Robert C. Taylor, Jr., dated as of August 21, 1998.
         (Incorporated by reference to Exhibit No. 4.5 of the 3rd
         Quarter 1998 10-Q)


Exhibit
Number   Exhibit Description                                           Location
-----    -------------------                                           --------

4.11     Amendment No. 1 to Vesting Agreement and Consent              Incorporated by Reference
         as of August 21, 1998, between Focal Communications
         Corporation with Madison Dearborn Capital Partners,
         L.P., Frontenac VI, L.P., Battery Ventures III, L.P.,
         Brian F. Addy, John R. Barnicle, Joseph Beatty and
         Robert C. Taylor, Jr., dated as of August 21, 1998.
         (Incorporated by reference to Exhibit No. 4.6 of the 3rd
         Quarter 1998 10-Q)

4.12     Form of Restricted Stock Agreement, dated September           Incorporated by Reference
         30, 1998 between Focal Communications Corporation
         and each of Brian F. Addy, John R. Barnicle, Joseph
         Beatty, and Robert C. Taylor, Jr.  (Incorporated by
         reference to Exhibit No. 4.7 of the 3rd Quarter 1998
         10-Q)

4.13     Stockholders Agreement with Madison Dearborn                  Incorporated by Reference
         Capital Partners, L.P., Frontenac VI, L.P., Battery
         Ventures III, L.P., Brian F. Addy, John R. Barnicle,
         Joseph Beatty, and Robert C. Taylor, Jr., dated
         November 27, 1996.  (Incorporated by reference to
         Exhibit No.  4.11 of the S-4)

4.14     Amendment No. 1 to Stockholders Agreement with                Incorporated by Reference
         Madison Dearborn Capital Partners, L.P., Frontenac VI,
         L.P., Battery Ventures III, L.P., Brian F. Addy, John R.
         Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated
         as of July 7, 1998.  (Incorporated by reference to
         Exhibit No. 4.9 of the 3rd Quarter 1998 10-Q)

4.15     Amendment No. 2 to Stockholders Agreement with                Incorporated by Reference
         Madison Dearborn Capital Partners, L.P., Frontenac VI,
         L.P., Battery Ventures III, L.P., Brian F. Addy, John R.
         Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated
         as of August 21, 1998.  (Incorporated by reference to
         Exhibit No. 4.10 of the 3rd Quarter 1998 10-Q)

4.16     Amendment No. 3 to Stockholders Agreement with                Incorporated by Reference
         Madison Dearborn Capital Partners, L.P., Frontenac VI,
         L.P., Battery Ventures III, L.P., Brian F. Addy, John R.
         Barnicle, Joseph Beatty, and Robert C. Taylor, Jr., dated
         February 16, 1999.  (Incorporated by reference to
         Exhibit No. 4.16 to the 1998 10-K)

                                       8
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

Exhibit
Number   Exhibit Description                                           Location
-----    -------------------                                           --------

4.17     Amendment No. 4 to Stockholders Agreement with                Incorporated by Reference
         Madison Dearborn Capital Partners, L.P., Frontenac VI,
         L.P., Battery Ventures III, L.P., Brian F. Addy, John R.
         Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated
         as of May 21, 1999.  (Incorporated by reference to
         Exhibit 4.27 of the S-1)

4.18     Executive Stock Agreement and Employment                      Incorporated by Reference
         Agreement with Brian F. Addy, dated November 27,
         1996.  (Incorporated by reference to Exhibit No. 4.12 of
         the S-4)

4.19     Executive Stock Agreement and Employment                      Incorporated by Reference
         Agreement with John R. Barnicle, dated November
         27,1996.  (Incorporated by reference to Exhibit No. 4.13
         of the S-4)

4.20     Executive Stock Agreement and Employment                      Incorporated by Reference
         Agreement with Joseph A. Beatty, dated November 27,
         1996.  (Incorporated by reference to Exhibit No. 4.14 of
         the S-4)

4.21     Executive Stock Agreement and Employment                      Incorporated by Reference
         Agreement with Robert C. Taylor, Jr., dated November
         27, 1996.  (Incorporated by reference to Exhibit No.
         4.15 of the S-4)

4.22     Amendment No. 1 to Executive Employment                       Incorporated by Reference
         Agreement and Consent with Brian F. Addy, dated as of
         August 21, 1998.  (Incorporated by reference to Exhibit
         No. 4.11 of the 3rd Quarter 1998 10-Q)

4.23     Amendment No. 1 to Executive Employment                       Incorporated by Reference
         Agreement and Consent with John R. Barnicle, dated as
         of August 21, 1998.  (Incorporated by reference to
         Exhibit No. 4.12 of the 3rd Quarter 1998 10-Q)

4.24     Amendment No. 1 to Executive Employment                       Incorporated by Reference
         Agreement and Consent with Joseph Beatty, dated as of
         August 21, 1998.  (Incorporated by reference to Exhibit
         No. 4.13 of the 3rd Quarter 1998 10-Q)

4.25     Amendment No. 1 to Executive Employment                       Incorporated by Reference
         Agreement and Consent with Robert C. Taylor. Jr.,
         dated as of August 21, 1998.  (Incorporated by reference
         to Exhibit No. 4.14 of the 3rd Quarter 1998 10-Q)


Exhibit
Number   Exhibit Description                                           Location
-----    -------------------                                           --------

4.26     Registration Agreement with Madison Dearborn Capital          Incorporated by Reference
         Partners, L.P., Frontenac VI, L.P., Battery Ventures III,
         L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty,
         and Robert C. Taylor, Jr., dated November 27, 1996.
         (Incorporated by reference to Exhibit No. 4.16 of the
         S-4)

4.27     Amendment No. 1 to Registration Agreement with                Incorporated by Reference
         Madison Dearborn Capital Partners, L.P., Frontenac VI,
         L.P., Battery Ventures III, L.P., Brian F. Addy, John R.
         Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated
         as of August 21, 1998.  (Incorporated by reference to
         Exhibit No. 4.15 of the 3rd Quarter 1998 10-Q)

                                      10